SECURITIES AND EXCHANGE COMMISSION

                     Washington, D.C.  20549

                             FORM 8-K

                          CURRENT REPORT

             Pursuant to Section 13 or 15(d) of the
                 Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  May 18, 1998

            KFC NATIONAL PURCHASING COOPERATIVE, INC.
        (Exact name of registrant as specified in charter)


Delaware                  002-63640             61-0946155
(State or other    (Commission File Number)    IRS Employer
jurisdiction of                              Identification No.)
incorporation)

950 Breckinridge Lane, Suite 300
Louisville, Kentucky                                        40207
(Address of principal executive offices)               (Zip Code)

Registrant's telephone number, including area code: (502) 896-5900

                          Not Applicable
                  (Former name or former address
                  if changed since last report)

             INFORMATION TO BE INCLUDED IN THE REPORT

          Item 4.   Changes In Registrant's Certifying Accountant

     Upon recommendation of Registrant's Audit Committee, the Registrant's Board of Directors dismissed KPMG Peat Marwick LLP ("Peat Marwick") as its principal accountants on May 18, 1998. Peat Marwick's report on Registrant's financial statements for the past two fiscal years did not contain any adverse opinion or disclaimer of opinion, and was not qualified or modified as to uncertainty, audit scope, or accounting principles. Furthermore, during the Registrant's two most recent fiscal years and through the date of this Form 8-K, there were no disagreements with Peat Marwick on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure. The Registrant has requested Peat Marwick to furnish it a letter addressed to the Commission stating whether it agrees with the above statements. A copy of that letter, dated May 22, 1998, is filed as Exhibit 16 to this Form 8-K.

     Upon recommendation of Registrant's Audit Committee, on May
18, 1998, the Registrant's Board of Directors engaged Coopers &
Lybrand LLP as its principal accountants to audit Registrant's financial statements.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

          (a)  Not applicable.

          (b)  Not applicable.

          (c)  Exhibits.

               Exhibit 16.    Letter from KPMG Peat Marwick LLP


                            SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                              KFC NATIONAL PURCHASING
                                 COOPERATIVE, INC.



                              By:  /s/ William V. Holden
                                   William V. Holden
                                   Vice President/Chief Financial
                                    Officer


                              Date:  May 22, 1998